                                 EXHIBIT 10.9

                               REDACTED VERSION

     [***] INDICATES THAT CONFIDENTIAL TREATMENT IS REQUESTED FOR CERTAIN
                      INFORMATION THAT HAS BEEN DELETED.

                                                                    EXHIBIT 10.9


                        360 degrees PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT (this "Agreement") is made as of this 21st day of October, 1997 (the "Effective Date") between Metawave Communications Corporation, a Delaware corporation ("Seller"), and 360 COMMUNICATIONS COMPANY, a Delaware corporation (the "Company").

     The parties, in consideration of the mutual covenants, agreements and promises of the other set forth in this Agreement and intending to be legally bound, agree as follows:

1.   AGREEMENT

     Seller agrees to manufacture, sell and deliver to the Company, and the Company agrees to purchase, the Products identified in Exhibit A to this Agreement (the "Initial Order") in accordance with the specifications and the terms and conditions hereof. As part of the Initial Order, Seller agrees to provide and the Company agrees to purchase, the Services identified in Exhibit A to this Agreement. Notwithstanding any other provision of this Agreement or any other contract between the parties to the contrary, the provisions of this Agreement shall apply to the Initial Order as well as all additional Orders for the Products in excess of the Initial Order (the "Additional Orders") during the term of this Agreement unless the parties expressly agree by written modification to this Agreement that the provisions of this Agreement shall not apply. ANY ADDITIONAL OR DIFFERENT TERMS IN ANY ACKNOWLEDGMENT, INVOICE OR OTHER COMMUNICATION TO THE COMPANY SHALL BE DEEMED OBJECTED TO BY THE COMPANY WITHOUT NEED OF FURTHER NOTICE OF OBJECTION AND SHALL BE OF NO EFFECT AND NOT IN ANY CIRCUMSTANCE BINDING UPON THE COMPANY UNLESS EXPRESSLY ACCEPTED BY THE COMPANY IN WRITING.

2.   DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings set forth below:

     "Acceptance Test Procedure" shall mean the testing procedures and protocols described and administered as set forth in Exhibit C.

     "Certification of Acceptance" shall mean the Company's certification of Seller's satisfactory completion of the Acceptance Test Procedure in the form set forth in Exhibit C.

     "Order" shall mean this Agreement, together with any purchase order or other communication the Company may deliver to Seller for the purchase of the Products and Services which incorporates the terms and conditions of this Agreement and which has been accepted by Seller.

[***]

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

     "Performance Criteria" shall mean the [***] to be [**] for the [**] of the Products in the Initial Order [**] Performance Evaluation Period as set forth in Exhibit D.

     "Performance Evaluation Period" shall mean the [***] the Products in the Initial Order [***] in [***] the Performance Criteria set forth in Exhibit D.

     "Performance Results" shall mean the [***] Performance Evaluation Period as agreed by the Company and the Seller which shall be [***] as a [***] of a [***].

     "Products" shall mean the products listed on Exhibit A hereto and the Software referenced in Exhibit E or any additional products set forth in any amendments to Exhibit A or E as may be subsequently agreed to from time to time by Seller and the Company or in an Order.

     "Purchase Price" shall mean the price of the Products shown on Exhibit A attached hereto and incorporated herein or any other amount set forth in any amendments to Exhibit A as may be subsequently agreed to from time to time by Seller and the Company.

     "Software" shall mean the object-code computer programs, including firmware object code, licensed by Seller for use solely with the Products which enables the Products to perform its functions and processes.

     "Software License" shall mean the software license for the software to be delivered to the Company for use with the Products set forth in Exhibit E.

     "Specifications" shall mean the specifications for the Products set forth in Exhibit B attached hereto and incorporated herein.

3.   PURCHASE PRICE

     The Purchase Price(s) for the Products set forth in Exhibit A are no higher than the prices quoted by Seller to the Company in Seller's written bid therefor, unless agreed to by the Company in writing.

4.   DELIVERY OF PRODUCTS

     All dates for delivery of Products are firm, and time is of the essence. Seller shall deliver the Products in the Initial Order to the Company's designated location on or before the date(s) specified in Exhibit A hereto, or to the location on or before the date specified in an Order, failing which Seller shall pay to the Company a charge, for every [***] of delay, equal to the rate of [***] of the Purchase Price of the Products which have been delayed, such charge to begin to accrue [***] after the date specified for delivery.
Such charges shall not exceed in the aggregate [***]. In the event that the delivery of an Order is delayed more than [***] beyond the delivery date specified in such Order, Customer shall have the right to cancel such Order without penalty.

5.   SHIPPING INSTRUCTIONS, CHARGES AND PACKING

     a. Unless otherwise instructed by the Company, Seller shall (1) ship all Products for a designated location complete; (2) ship to the destination designated in Exhibit A or in an Order; (3) enclose a packing memorandum with each shipment; (4) reference this Agreement on all packages and shipping papers; and (5) render


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      RESPECT TO THE OMITTED PORTIONS.

invoices in accordance with Section 10 below. The Company shall be responsible for payment of all shipping charges.

     b. Shipping charges to the destinations specified in Exhibit A shall be as specified in Exhibit A. If the Company rejects or cancels for good cause any Products, Seller shall bear all shipping charges relating to such Products.

     c. Products shall be packed by Seller, at no additional charge to the Company, in containers adequate to prevent damage during shipping, handling and storage.

6.   ORDERS; CHANGES AND CANCELLATIONS

     a. The Company shall order all Products and Services pursuant to this Agreement (other than the Initial Order set forth in Exhibit A) by an Order, which shall be delivered to Seller not later than [***] days prior to the date of delivery for such Products and Services specified in the Order. Each Order shall only become binding on Seller and Customer when agreement has been reached by the parties on all of the terms therein and Seller has confirmed its acceptance of the Purchase Order.

     b. Customer shall give Seller, for planning purposes, a non-binding forecast of its estimated requirements for the Products and Services for the forthcoming [***] and such forecast shall be updated on a quarterly basis. The first such forecast shall be delivered by the Company to the Seller in December 1997.

     c. The Company may, by 30 days' written notice to Seller at any time before delivery is made, make changes, including changes to quantities, specifications, destinations or other terms set forth in an Order, [***].

     d. In the event of destruction of all or a portion of a Product located at one of Customer's cell sites (e.g., by fire, flood, theft or other natural or man-made causes), the Company shall ship a replacement Product (or parts) within [***] of receipt of notice from Customer to be followed within [***] by an Order from Customer.


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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

7.   TITLE; RISK OF LOSS

     a. Unless otherwise specified herein, title to Products sold by Seller to the Company shall vest in the Company when the Products have been delivered to the Company to the location specified in Exhibit A hereto or in an Order (except title to software shall never pass).

     b. Seller shall bear the risk of loss of or damage to any Product until delivery of the Product to the destination specified in Exhibit A or in an Order and acceptance by the Company.

8.   PERFORMANCE EVALUATION FOR INITIAL ORDER

     a. At the end of the Performance Evaluation Period for the Initial Order, Seller and the Company shall review the data for the Products in the Initial Order in accordance with the methodology set forth in Exhibit D and shall mutually agree on the Performance Results. [***].

     b.   There shall be no Performance Evaluation Period for any Additional
Order.

9.   WARRANTY

     a. Seller warrants that all Products furnished hereunder will conform in all material respects with the requirements of this Agreement and the Specifications; that all Products are free from defects in design, materials, workmanship and title. These warranties shall survive delivery, acceptance and payment of the Purchase Price for a period of [***] from the date of delivery of each such Product to the Company. The warranties in this Agreement are given in lieu of all other warranties express or implied which are specifically excluded, including, without limitation, implied warranties of merchantibility and fitness for a particular purpose.

     b. If the Company believes that there is a breach of any warranty set forth herein, the Company will notify Seller, setting forth in writing the nature of the claimed


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

breach. Seller shall promptly investigate such breach and advise the Company of Seller's planned corrective action. Thereafter, Seller shall promptly repair or replace such Product or Products or take such other action as may be acceptable to the Company to correct such breach of warranty at no additional charge to the Company. If such breach of warranty has not been corrected to the Company's satisfaction within a reasonable time (not to exceed thirty (30) days from the date of the Company's notice to Seller of the breach), the Company may, in addition to all other rights and remedies provided by law or this Agreement, suspend delivery of any then undelivered portion of the Products to be sold by the Seller to the Company under this Agreement.

     c. This warranty is void if (i) the Product is used in other than its normal and customary manner; (ii) the Product has been subject to misuse, accident, neglect or damage; (iii) the Product has been installed, optimized or moved from its original installation site by any person other than Seller or a person who has been trained by Seller to provide such services; or (iv) unauthorized alterations or repairs have been made, or unapproved parts used in the equipment.

     d. Seller warrants that the Software will not abnormally end or provide invalid or incorrect results arising from the use of date data beyond the year 1999.

10.  INVOICES AND PAYMENT

     a. Seller shall render an invoice for the Initial Order promptly following agreement by the parties on the Performance Results. Seller shall render an invoice for Additional Orders promptly upon Acceptance of the Products and Services. In either case, the invoice shall be computed on the basis of the prices set forth in Exhibit A [***] and shall identify and show separately quantities, type of Services, total amounts for each item, shipping charges, applicable sales or use taxes and total amount due. The Company shall promptly pay Seller the amount due within 30 days of the date of invoice, unless it is in dispute; provided, however, that unless otherwise agreed, payment for shortages and/or non-conforming Products may be withheld by the Company. The Company shall pay a late fee at the rate of one and one-half percent (1.5%) of the amount due for each month or portion thereof that the amount remains unpaid.

     b. If the Company disputes any invoices rendered or amount paid, the Company will so notify Seller, and the parties will use their reasonable efforts to resolve such dispute expeditiously. [***].


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

11.  TAXES

     The Purchase Price(s) set forth herein include all taxes of whatever nature except state sales and use taxes, which shall be added as applicable and stated as separate items on the invoice applicable to each delivery of Products.

12.  INFRINGEMENT INDEMNITY

     a. Seller shall defend the Company against (or, at its option, settle) a claim that the Products supplied hereunder infringe a United States patent or copyright provided that (i) the Company promptly notifies Seller in writing of the claim, (ii) the Company gives Seller full opportunity and authority to assume sole control of the defense and all related settlement negotiations, and
(iii) the Company gives Seller information and assistance for the defense (the Company will be reimbursed for reasonable costs and expenses incurred in rendering such assistance, against receipt of invoices therefor). Subject to the conditions and limitations of liability stated in this Agreement, Seller shall indemnify and hold harmless the Company from all payments, which by final judgments in such suits, may be assessed against the Company on account of such alleged infringement and shall pay resulting settlements, costs (including reasonable attorneys' fees) and damages finally awarded against the Company by a court of law.

     b. The Company agrees that if the Products become, or in Seller's opinion are likely to become, the subject of such a claim, the Company will permit Seller, at its option and expense, either to procure the right for the Company to continue using such Products or to replace or modify same so that they become non-infringing, and, if neither of the foregoing alternatives is available on terms which are acceptable to Seller, the Company shall at the written request of Seller, return the infringing or potentially infringing Products. The Company shall receive a refund of the prorated undepreciated portion of the Purchase Price actually paid by the Company to Seller for the returned portion of the Products. The Purchase Price shall be depreciated over a five (5) year period.

     c. Seller disclaims any and all liability for any claim of patent or copyright infringement (i) based upon adherence to specifications, designs or instructions furnished by the Company, (ii) based upon the combination, operation or use of any Products supplied hereunder with products, software or data not supplied by Seller, or (iii) based upon alteration of the Products or modification of any Software made by any party other than Seller.

13.  [***] Product

     Seller [***] to the Company [***] Product. This Product will be an [***] in the Product to allow both [***] in the Product. This [***] product [***] when attached to a [***] available for [***] to the Company on or before [***]. The purchase price for the [***], excluding [***].

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

[***]

14.  INDEPENDENT CONTRACTOR

     Seller hereby declares and agrees that Seller is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of the Company; that the persons performing services hereunder are not agents or employees of the Company; that Seller has and hereby retains the right to exercise full control of and supervision over the performance of Seller's obligations hereunder and full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations; that Seller will be solely responsible for all matters relating to payment of such employees, including compliance with workers' compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such matters; and that Seller will be responsible for Seller's own acts and those of Seller's agents, employees and contractors during the performance of Seller's obligations under this Agreement.

15.  NONEXCLUSIVE MARKET RIGHTS

     It is expressly understood that this Agreement does not grant Seller an exclusive privilege to furnish to the Company any or all of the type of products which are the subject of this Agreement which the Company may require. The Company expressly reserves the right to contract with others for the purchase of products comparable or identical to the products and services which are the subject of this Agreement.

16.  INDEMNIFICATION

     Seller shall indemnify the Company, its employees and directors, and each of them, against any loss, cost, damage, claim, expense or liability, including but not limited to liability as a result of injury to or death of any person or damage to or loss or destruction of any property arising out of, as a result of, or in connection with the performance of this Agreement and directly caused, in whole or in part, by the acts or omissions, negligent or otherwise, of Seller or a contractor or an agent of Seller or an employee of anyone of them, except where such loss, cost, damage, claim, expense or liability arises from the sole negligence or willful misconduct of the Company or its employees. As used in the preceding sentence, the words "any person" shall include but shall not be limited to, a contractor or an agent of the Company or Seller, and an employee of the Company, Seller or any such contractor or agent; and the words " any property" shall include, but shall not be limited to, property of the Company, Seller or any such contractor or agent, or an employee of any of them. Seller shall, at its own expense, defend any suit asserting a claim for any loss, damage or liability specified above, and Seller shall pay any costs and attorneys' fees that may me incurred by the Company in connection with any such claim or suit or in enforcing


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

the indemnity granted above, provided that Seller (i) is given prompt notice of any such claim or suit and (ii) full opportunity to assume control of the defense or settlement.

17.  TERM AND TERMINATION

     The term of this Agreement shall be three (3) years from the Effective Date. If either party is in material default of any of its obligations under this Agreement and such default continues for thirty (30) days after written notice thereof by the party not in default, the nondefaulting party may cancel this Agreement and/or the delivery of any Products which may be affected by such default.

18.  ASSIGNMENT

     a. Any assignment by Seller of this Agreement or any other interest hereunder without the Company's prior written consent, shall be void, except assignment to a person or entity who acquires all or substantially all of the assets, business or stock of Seller, whether by sale, merger or otherwise.

     b. The Company reserves the right to assign this Agreement or any portion hereof to any present or future affiliate, subsidiary or parent corporation.

     c. Subject to the provisions of paragraphs a and b above, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of the parties hereto.

19.  NOTICES

     Except as otherwise specified in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the United States mail, postage prepaid, certified mail, return receipt requested, or by a reputable overnight courier service providing proof of delivery, or by confirmed facsimile transmission and addressed as follows:

TO SELLER                                    TO THE COMPANY:

Metawave Communications Corporation          360 degrees Communications Company
8700 148th Avenue NE                         8725 Higgins Road
Redmond WA 98052                             Chicago, Illinois  60636
Attn:VP, Sales                               Attn: Tim Thompson
Copy to: General Counsel                     Copy to: Steve Podrzycki
Fax: 425 702 5970                            Fax: 773-399-7291

     The address to which notices or communications may be given to either party may be changed by written notice given by such party to the other pursuant to this section 18.


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

20.  COMPLIANCE WITH LAWS

     Seller shall comply with all applicable federal, state and local laws, regulations and codes, including the procurement of permits and licenses when needed, in the performance of this Agreement. Seller shall indemnify the Company against any loss or damage that may be sustained by reason of Seller's failure to comply with such federal, state and local laws, regulations and codes.

21.  FORCE MAJEURE

Except for payment of moneys due, neither party shall be liable for delays in delivery or performance or for failure to manufacture, deliver or perform resulting from acts beyond the reasonable control of the party responsible for performance. Such acts shall include, but not be limited to(a) acts of God, acts of a public enemy, acts or failures to act by the other party, acts of civil or military authority, governmental priorities, strikes or other labor disturbances, hurricanes, earthquakes, fires, floods, epidemics, embargoes, war, riots, and loss or damage to goods in transit; or (b) inability to obtain necessary products, components, services or facilities on account of causes beyond the reasonable control of the delayed party or its suppliers. In the event of any such delay, the date(s) of delivery or performance shall be extended for as many days are reasonably required due to the delay.

22.  GENERAL PROVISIONS

     a. All information, data and materials provided by either party under this Agreement shall be subject to the terms and conditions of the Non-Disclosure Agreement between the parties dated March 26, 1996.

     b. Except as otherwise provided in this Agreement, the provisions of this Agreement are for the benefit of the parties hereto and not for any other person.

     c. Waiver by either party of any obligation or default by the other party shall not be deemed a waiver by such party of any other obligation or default.

     d. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     e. This Agreement and each Order shall be construed in accordance with the internal laws of the State of Illinois, without regard to its choice of law provisions .

     f. Any rights of cancellation, termination or other remedies prescribed in this Agreement are cumulative and are not intended to be exclusive of any other remedies to which the injured party may be entitled at law or equity (including but not limited to the remedies of specific performance and cover) in case of any breach or threatened breach by the other party of any provision of this Agreement, unless such other remedies which are not prescribed in this Agreement are specifically limited or excluded by this Agreement. The use of one or more available remedies shall not bar the use of any other remedy for the purpose of enforcing the provisions of this Agreement; provided, however, that a party shall not be entitled to retain the benefit of inconsistent remedies.

     g. If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provisions, and the rights and obligations or Seller and the Company shall be construed and enforced accordingly.

     h. This Agreement, including all Exhibits attached to or referenced in this Agreement, shall constitute the entire agreement between the Company and Seller with respect to the subject matter hereof.

     i. No provision of this Agreement shall be deemed waived, amended or modified by any party hereto, unless such waiver, amendment or modification is in writing and signed by a duly authorized representative of each of the parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.


Metawave Communications Corporation      360 degrees Communications Company

By:/s/ Robert Hunsberger                 By:/s/ Gary Burge
   ----------------------                   ------------------------

Title: President & CEO                   Title: Senior Vice President of
      -------------------                      -------------------------
                                         Engineering & Network Operations
                                         --------------------------------

Date Signed: 10/20/97                    Date Signed:     10/21/97
            -------------                            --------------------

EXHIBITS ATTACHED:

A  Products and Services Pricing
B  Product Specifications
C  Acceptance Test Procedure
D  Performance Criteria for Initial Order
E  Software License

                                   EXHIBIT A
                                   ---------

                           TO THE PURCHASE AGREEMENT
                                    BETWEEN
                METAWAVE COMMUNICATIONS CORPORATION ("SELLER")
                                      AND
                    360 COMMUNICATIONS COMPANY ("COMPANY")

                         PRODUCTS AND SERVICES PRICING
                         -----------------------------

For the purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Purchase Agreement to which this document is Exhibit A and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto unless otherwise expressly defined herein.

INTRODUCTION

This Exhibit A (Products and Services Pricing) lists the pricing for the Initial Order of Products and Services as of the Effective Date of the Agreement. All payments for the Products and Services shall be made according to the terms set forth in the Agreement.

                ------------------------------------------------

SPOTLIGHT PRICING (LPAS WITH 30 WATT MODULES)
----------------------------------------------------------------------------
   SPOTLIGHT
 CONFIGURATIONS      [***]         [***]          [***]           [***]
----------------------------------------------------------------------------
[***]                [***]         [***]          [***]           [***]
----------------------------------------------------------------------------
[***]                [***]         [***]          [***]           [***]
----------------------------------------------------------------------------
[***]                [***]         [***]          [***]           [***]
----------------------------------------------------------------------------
[***]                [***]         [***]          [***]           [***]
----------------------------------------------------------------------------

* The software licensing fee for the current version of LampLighter is included in the purchase price of each unit.

SPOTLIGHT PRICING
(LPAS WITH 40 WATT MODULES)
-------------------------------------------
        SPOTLIGHT
     CONFIGURATIONS             [***]
-------------------------------------------
[***]                           [***]
-------------------------------------------
[***]                           [***]
-------------------------------------------
[***]                           [***]
-------------------------------------------
[***]                           [***]
-------------------------------------------
[***]                           [***]
-------------------------------------------
[***]                           [***]
-------------------------------------------
[***]                           [***]
-------------------------------------------

SPOTLIGHT RECOMMENDED SPARES
-------------------------------------------------------------------------
     PART NUMBER               DESCRIPTION            [***]      [***]
-------------------------------------------------------------------------
[***]                  [***]                          [***]      [***]
-------------------------------------------------------------------------
[***]                  [***]                          [***]      [***]
-------------------------------------------------------------------------
[***]                  [***]                          [***]      [***]
-------------------------------------------------------------------------
[***]                  [***]                          [***]      [***]
-------------------------------------------------------------------------
[***]                  [***]                          [***]      [***]
-------------------------------------------------------------------------
[***]                  [***]                          [***]      [***]
-------------------------------------------------------------------------
[***]                  [***]                          [***]      [***]
-------------------------------------------------------------------------
[***]                  [***]                          [***]      [***]
-------------------------------------------------------------------------
                                                      TOTAL      [***]
-------------------------------------------------------------------------

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

               EXHIBIT A: PRODUCTS AND SERVICES PRICING (CONT.)
                                 INITIAL ORDER

                                     [***]



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

               EXHIBIT A: PRODUCTS AND SERVICES PRICING (CONT.)

                                     [***]



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

               EXHIBIT A: PRODUCTS AND SERVICES PRICING (CONT.)

              2.0 SPOTLIGHT FIELD REPLACEABLE UNITS PRICING LIST

                                     [***]


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

                     Exhibit B: Performance Specifications

                to the Products and Services Purchase Agreement

                 SpotLight(TM) Multibeam Antenna Platform 2.0
                               Transmit/Receive

              (for use with Motorola HDII Base Station Equipment)

________________________________________________________________________________

This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                (C)1997 METAWAVE COMMUNICATIONS CORPORATION
                           CONFIDENTIAL PROPRIETARY
________________________________________________________________________________

1. INTRODUCTION........................................................  3

2. SYSTEM DESCRIPTION..................................................  4

   2.1 Introduction....................................................  4
   2.2 General System Overview.........................................  4
       2.2.1   Operational Overview....................................  5
       2.2.2   SIG/SCAN................................................  7
       2.2.3   Antennas................................................  7
       2.2.4   Lightning Arrestor......................................  7
       2.2.5   Rack Mounted Components.................................  7
       2.2.6   Interfaces..............................................  9
   2.3 SpotLight Specifications........................................ 10
       2.3.1   RF Performance.......................................... 10
       2.3.2   Electrical Specifications............................... 10
       2.3.3   Environmental Specifications............................ 10
       2.3.4   Physical Specifications................................. 11
       2.3.5   Alarming................................................ 11
       2.3.6   Reset................................................... 11
       2.3.7   SMAP Frequency Reference................................ 11
   2.4 RF Performance.................................................. 11
       2.4.1   Angular Diversity....................................... 11
       2.4.2   Improved C/I Ratio...................................... 12
       2.4.3   Increased Range Extension............................... 12
       2.4.4   Transmit Output Power................................... 12
       2.4.5   Transmit Spurious Emissions............................. 12
   2.5 System Software................................................. 12
       2.5.1   LampLighter Software.................................... 12
       2.5.2   Embedded System Software................................ 13
   2.6 Software Performance............................................ 13
       2.6.1   Program Upgrades........................................ 13
       2.6.2   Programming and Development Standards................... 13
       2.6.3   Built-In-Self-Test...................................... 14
       2.6.4   Response Times.......................................... 14

3. REGULATORY REQUIREMENTS............................................. 14
       3.1 US.......................................................... 14

For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Products and Services Purchase Agreement to which this document is Exhibit B and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

1.   INTRODUCTION
     The purpose of this document is to describe and specify Metawave's SpotLight 2.0 Multibeam Antenna Platform including:

     .  System operation

     .  Hardware and software elements of the SpotLight equipment

     .  Interconnect between SpotLight equipment and the base station equipment

     While the specifications contained in this document are based on the most current information available, such information is based on cell site specific data and may not apply to all cell sites contained within a system. The specifications contained in this document may change from cell site to cell site. Metawave reserves the right to make changes to any design, specification, manufacturing techniques and/or product testing procedures.

     ACRONYMS AND TERMS DEFINITION
     -----------------------------

     C/I        Carrier to Interference Ratio

     FRU        Field Replaceable Unit

     LNA        Low Noise Amplifier

     LPA        Linear Power Amplifier

     RCU        Radio Channel Unit (P/O Motorola Cell Equipment)

     RF         Radio Frequency

     RX         Receive

     SMAP       Spotlight Multibeam Antenna Platform

     SMU        Spectrum Management Unit

     TX         Transmit

     TXCD       Transmit Combiner Driver

2.   SYSTEM DESCRIPTION

     2.1   Introduction
     The Spotlight Multibeam Antenna Platform (SMAP) brings enhanced performance to existing cellular technology. The system replaces the existing antenna components at a cell site with a high performance antenna array coupled to an RF switch matrix and control system. This upgrade provides a dramatically improved carrier-to-interference ratio (C/I) and is the basis for many other performance enhancements, such as improved audio quality, extended range and greater traffic capacity.

     2.2   General System Overview
     The SMAP provides the necessary hardware and software to allow the most appropriate narrow beam antennas (2 receive paths and 1 transmit path) to be connected to base station RCUs. The major subsystem components which make up the SpotLight Multibeam Antenna Platform (SMAP) including antennas, RF switch matrix, and controller are depicted in Figure 1.

                                     [***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.   REGULATORY REQUIREMENTS

     This section specifies requirements which are set primarily by local and/or national governing bodies, consortiums and standards committees.

     3.1   US
     The SpotLight system complies with appropriate US FCC regulations (includes both RF and EMI). Specifically, the SMAP shall comply with the regulations defined in CFR 47 part 22 and part 15.

                     EXHIBIT C: ACCEPTANCE TEST PROCEDURE
                                     (ATP)

                TO THE PRODUCTS AND SERVICES PURCHASE AGREEMENT

                     SPOTLIGHT MULTIBEAM ANTENNA PLATFORM


                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com

________________________________________________________________________________

This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                (C)1997, Metawave  Communications  Corporation
                           CONFIDENTIAL PROPRIETARY
________________________________________________________________________________

                               TABLE OF CONTENTS

1. INTRODUCTION......................................................  3

2. ACCEPTANCE TESTS..................................................  3

   2.1. LampLighter Installation Test................................  4
   2.2. System Configuration Test....................................  5
   2.3. Transmit Effective Radiated Power (Tx ERP) Test..............  6
   2.4. Receive Sensitivity Test.....................................  7
   2.5. Call Processing Test.........................................  8
   2.6. Alarm Functionality Test.....................................  9

                      SPOTLIGHT ACCEPTANCE TEST PROCEDURE

     For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Products and Services Purchase Agreement to which this document is Exhibit C and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

1.   INTRODUCTION
     The objective of the Acceptance Test Procedure (ATP) is to demonstrate the proper installation and operation of the SpotLight Multibeam Antenna Platform ("SpotLight"). Acceptance shall occur upon the demonstration of the proper installation and optimization of SpotLight. Within [***] after Metawave has advised Customer that installation and optimization are complete, Customer shall furnish representatives to witness the Acceptance Tests as set forth in this Exhibit C. The representatives shall then be available on a continuous basis to witness the ATP. A SpotLight Certificate of Acceptance, included at the end of this Exhibit C, contains a test results checklist that Metawave and Customer fill out and sign.

2.   [***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT D
                                   ---------

                           TO THE PURCHASE AGREEMENT
                                    BETWEEN
                METAWAVE COMMUNICATIONS CORPORATION ("SELLER")
                                      AND
                    360 DEGREES COMMUNICATIONS COMPANY ("COMPANY")

                         SPOTLIGHT PERFORMANCE CRITERIA
                         ------------------------------

For the purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Purchase Agreement to which this document is Exhibit D and to the other Exhibits to that Agreement.



                     360 degrees Communications - Southeast Region

[***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT E
                           TO THE PURCHASE AGREEMENT
                                    BETWEEN
                 METAWAVE COMMUNICATIONS CORPORATION ("SELLER")
                                      AND
                     360 DEGREES COMMUNICATIONS COMPANY ("COMPANY")

                                SOFTWARE LICENSE
                                ----------------


For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Purchase Agreement to which this document is Exhibit E and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

1.   SCOPE

     Pursuant to the above-identified Agreement, Software will be delivered by Seller to Company for use with the Products according to the terms of the Agreement and this Exhibit. Company shall then become a licensee with respect to such Software.

2.   LICENSING GRANT

     2.1 Concurrent with execution of the Agreement, Seller grants to Company a revocable, non-exclusive and non-transferable license under Seller's applicable proprietary rights to use Software delivered to Company hereunder in accordance with the terms and conditions set forth herein.

     2.2 Company agrees to pay the Licensing Fees for the right to use the Software and features and for any support thereof as set forth in Exhibit A (Price List) or in an Amendment thereto.

3.   LIMITATIONS ON USE OF SOFTWARE

     3.1 Without the prior written consent of Seller, Company shall only use the Software in conjunction with a single Product existing within the site specified in the Order ("Designated Product").

     3.2 Company may use the Software to routinely operate and maintain the Designated Product. For purposes of this Subsection, "maintain" shall be construed to mean performing diagnostic testing consistent with Company's obligation to provide the first level of maintenance. Under no condition shall the Software be used for any other purpose, including, but not limited to, substituted products, or products not owned by Company, or products located at a location other than the site specified in the Order.

     3.3 The License granted to Company in Section 2 is personal and may not be transferred to another product or site without the written consent of Seller.

     3.4 To the extent specified in Exhibit A or an Amendment thereto and provided Company has paid any applicable licensing fees, Company shall have the right to use features in accordance with the terms of this Exhibit. Company acknowledges that the Software may contain therein several additional features which are each covered by separate licensing fees. Company agrees not to use, and the license specifically does not extend to, such additional features unless they are specified in Exhibit A or an amendment thereto and provided Company has paid the applicable licensing fees for such additional features.

     3.5 The Software is subject to laws protecting trade secrets, know-how, confidentiality and copyright.

     3.6 Company shall not translate, modify, adapt, decompile, disassemble, or reverse engineer the Software or any portion thereof.

     3.7 Unless otherwise expressly agreed by Seller, Company shall not permit its directors, officers, employees or any other person under its direct or indirect control, to write, develop, produce, sell, or license any software that performs the same functions as the Software by means directly attributable to access to the Software (e.g. reverse engineering or copying).

     3.8 Company shall not export the Software from the United States without the written permission of Seller. If written permission is granted for export of the Software, then Company shall comply with all U.S. laws and regulations for such exports and shall hold Seller harmless, including legal fees and expenses for any violation or attempted violation of the U.S. export laws.

4.   RIGHT TO COPY, PROTECTION AND SECURITY

     4.1 Software provided hereunder may be copied (for back-up purposes only) in whole or in part, in printed or machine-readable form for Company's internal use only, provided, however, that no more than two (2) printed copies and two (2) machine-readable copies shall be in existence at any one time without the prior written consent of Seller, other than copies resident in the Products.

     4.2 With reference to any copyright notice of Seller associated with Software, Company agrees to include the same on all copies it makes in whole or in part. Seller's copyright notice may appear in any of several forms, including machine-readable form. Use of a copyright notice on the Software does not imply that such has been published or otherwise made generally available to the public.

     4.3 Company agrees to keep confidential, in accordance with the terms of the Agreement, and not provide or otherwise make available in any form any Software or its contents, or any portion thereof, or any documentation pertaining to the Software, to any person other than employees of Company or Seller.

     4.4 Software, including features is the sole and exclusive property of Seller and no title or ownership rights to the Software or any of its parts, including documentation, is transferred to Company.

     4.5 Company acknowledges that it is the responsibility of Company to take all reasonable measures to safeguard Software and to prevent its unauthorized use or duplication.

5.   REMEDIES

     Company acknowledges that violation of the terms of this Exhibit or the Agreement shall cause Seller irreparable harm for which monetary damages may be inadequate, and Company agrees that Seller may seek temporary or permanent injunctive relief without the need to prove actual harm in order to protect Seller's interests.

6.   TERM

     Unless otherwise terminated pursuant to Section 7 herein, the term of the license granted pursuant to Section 2 herein shall be co-extensive with the term of any licensing and/or maintenance fees paid by Company to Seller pursuant to Exhibit A or an Amendment thereto.

7.   TERMINATION

     7.1  The license granted hereunder may be terminated by Company upon one
          (1) month's prior written notice.

     7.2 Seller may terminate the license granted hereunder if Company is in default of any of the terms and conditions of the Agreement or Exhibits, and such termination shall be effective if Company fails to correct such default within ten (10) days after written notice thereof by Seller. The provisions of Sections 4 and 5 herein shall survive termination of any such license.

     7.3 Within one (1) month after termination of the license granted hereunder, Company shall furnish to Seller a document certifying that through its best efforts and to the best of its knowledge, the original and all copies in whole or in part of all Software, in any form, including any copy in an updated work, have been returned to Seller or destroyed. With prior written consent from Seller, Company may retain one (1) copy for archival purposes only.

8.   RIGHTS OF THE PARTIES

     8.1 Nothing contained herein shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any license under any patents or patent applications of Seller; except that Company shall have a non-exclusive, license under Seller's patents and patent applications to use, in Seller-supplied equipment only, Software supplied hereunder, when such license is implied or otherwise arises by operation of law by virtue of the purchase of such copies from Seller.

     8.2 Rights in programs or operating systems of third parties, if any, are further limited by their license agreements with such third parties, which agreements are hereby incorporated by reference thereto and made a part hereof as if fully set forth herein. Company agrees to abide thereby.

     8.3 During the term of the license granted pursuant to Section 2 herein and for a period of one (1) year after expiration or termination, Seller, and where applicable, its licensor(s), or their representatives may, upon prior notice to Company, a) inspect the files, computer processors, equipment, facilities and premises of Company during normal working hours to verify Company's compliance with this Agreement, and b) while conducting such inspection, copy or retain all Software, including the medium on which it is stored and all documentation that Company may possess in violation of the license or the Agreement.

     8.4 Company acknowledges that the provisions of this Exhibit E are intended to inure to the benefit of Seller and its licensors and their respective successors in interest. Company acknowledges that Seller or its licensors have the right to enforce these provisions against Company, whether in Seller's or its licesnsor's name.

9.   LIMITATIONS ON SOFTWARE

     Company understands that errors occur in Software and Seller makes no warranty that the Software will perform without error. Company agrees that it is Company's responsibility to select and test the Software to be sure it meets Company's needs. Company accepts the Software "as is".

10.  ENTIRE UNDERSTANDING

     Notwithstanding anything to the contrary in other agreements, purchase orders or order acknowledgments; the Agreement and this Exhibit E set forth the entire understanding and obligations regarding use of Software, implied or expressed.